Exhibit 99.1

WELCOME

ANNUAL MEETING OF SHAREHOLDERS

CH Energy Group, Inc.


Tuesday, April 24, 2012 • 10:30 a.m. • Poughkeepsie, NY

CHAIRMAN'S REMARKS

CH Energy Group, Inc.





Steven V. Lant

Chairman of the Board,
President & Chief Executive Officer, CH Energy Group

CH Energy Group, Inc.

Forward-looking statements

Statements included in this presentation which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Exchange Act. Forward-looking statements may be identified by words including "anticipates," "intends," "estimates," "believes," "projects," "expects," "plans," "assumes," "seeks," and similar expressions. Forward-looking statements including, without limitation, those relating to CH Energy Group, Inc.'s and Central Hudson Gas & Electric Company's future business prospects, revenues, proceeds, working capital, investment valuations, liquidity, income, and margins, as well as the timing and consequences of the acquisition by a subsidiary of Fortis, Inc., are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time-to-time in the forward-looking statements. Those factors include, but are not limited to: the possibility that various conditions precedent to the consummation of the Fortis transaction will not be satisfied or waived; the ability to obtain shareholder and regulatory approvals of the Fortis transaction on the timing and terms thereof; deviations from normal seasonal weather and storm activity; fuel prices; energy supply and demand; potential future acquisitions; legislative, regulatory, and competitive developments; interest rates; access to capital; market risks; electric and natural gas industry restructuring and cost recovery; the ability to obtain adequate and timely rate relief; changes in fuel supply or costs including future market prices for energy, capacity, and ancillary services; the success of strategies to satisfy electricity, natural gas, fuel oil, and propane requirements; the outcome of pending litigation and certain environmental matters, particularly the status of inactive hazardous waste disposal sites and waste site remediation requirements; and certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism. CH Energy Group and Central Hudson undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. Given these uncertainties, undue reliance should not be placed on the forward-looking statements.

FORTIS TRANSACTION

CH Energy Group, Inc.

Additional information about the Fortis transaction and where to find it

In connection with the proposed acquisition of CH Energy Group by Fortis, CH Energy Group will file a proxy statement with the SEC, a preliminary version of which was filed with the SEC on April 2, 2012, and intends to file other relevant materials with the SEC as well. Investors and security holders of CH Energy Group are urged to read the proxy statement and other relevant materials filed with the SEC when they become available because they will contain important information about the proposed acquisition and related matters. The final proxy statement will be mailed to CH Energy Group shareholders. Investors and stock shareholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by CH Energy Group, at the SEC's Web site, www.sec.gov. These documents (when they are available) can also be obtained by investors and stockholders free of charge from CH Energy Group at CH Energy Group's website at www.chenergygroup.com, or by contacting CH Energy Group's Shareholder Relations Department at (845) 486-5204.

CH Energy Group, Inc.

Participants in the solicitation of proxies

This communication is not a solicitation of a proxy from any security holder of CH Energy Group. However, CH Energy Group, Fortis and certain of their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from shareholders of CH Energy Group in connection with the proposed acquisition. Information about CH Energy's directors and executive officers may be found in its 2011 Annual Report on Form 10-K filed with the SEC on February 16, 2012, and definitive proxy statement relating to its 2011 Annual Meeting of Stockholders filed with the SEC on March 21, 2012. Information about Fortis' directors and executive officers may be found in its Management Information Circular available on its website at www.fortisinc.com. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the merger is included in the preliminary proxy statement filed with the SEC on April 2, 2012 and will be included in the final proxy statement and other relevant materials filed with the SEC when they become available.

TODAY'S TOPICS

CH Energy Group, Inc.

- 2011 highlights
- Proposed transaction with Fortis

2011 HIGHLIGHTS

CH Energy Group, Inc.

- Completion of strategic shift
- Strong increase in EPS and core earnings
- Important milestones achieved
- Exceptional storm response

COMPLETION OF STRATEGIC SHIFT

Announced October 2010

CH Energy Group, Inc.

- Divest renewable energy portfolio
- Use proceeds to repurchase stock, retire debt
- Focus on energy delivery going forward:
  1. Invest in Central Hudson's delivery system
  2. Grow Griffith's customer base
  3. Improve service quality and customer satisfaction at Central Hudson and Griffith

COMPLETION OF STRATEGIC SHIFT

CH Energy Group, Inc.

Executed in 2011

May	Sold Lyonsdale biomass plant
August	Sold Shirley Wind project
September	Sold Auburn landfill gas project
September	Recognized impairment on CH/CWE wind project
December	Sold Greentree landfill gas project

COMPLETION OF STRATEGIC SHIFT

CH Energy Group, Inc.

Executed in 2011

August **Executed accelerated share repurchase, approximately $53 million in total**

$.20/share annualized accretion (6%)

September **Repaid $20 million of debt**

COMPLETION OF STRATEGIC SHIFT

CH Energy Group, Inc.

Strong increase in EPS

2011 EPS
$2.97

2010 EPS
$2.44

22% INCREASE

COMPLETION OF STRATEGIC SHIFT

CH Energy Group, Inc.

Trend in 'core' EPS[1]


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
0
$2.28
$2.40
$2.78
$3.15
2008
2009
2010
2011

Adjusts for timing differences, unusual events. Illustrates trend of performance of continuing assets.

[1]Excludes certain significant events and adjusts for certain timing differences.
See page 39 for Non-GAAP reconciliation of "core" EPS.

COMPLETION OF STRATEGIC SHIFT

CH Energy Group, Inc.

- Results
  1. Strong core EPS trend
  2. Lower future earnings volatility
  3. Dividend payout ratio less than 70% of core EPS
- Dividend increased, effective Nov. 1, 2011
  1. From $.54 to $.555 ($2.22 annualized)
  2. Approximately 3% increase

COMPLETION OF STRATEGIC SHIFT

CH Energy Group, Inc.

Comparison of cumulative 5-year total return


$150
$120
$90
$60
$100
2006
2007
2008
2009
2010
2011
$140.76
CH Energy Group
$122.80
EEI index
$98.76
S&P 500 index

IMPORTANT MILESTONES & ACCOMPLISHMENTS

CH Energy Group, Inc.

March	Received EEI Emergency Recovery Award for Twin Peaks storm in February 2010
April	Reached 5-year agreement with Local 320 of IBEW
May	PSC-required Management Auditor's Report

- 20 recommendations; 8 completed so far
- Progressing on schedule with remaining 12

August	Tropical Storm Irene
October	Snow*Fall

IMPORTANT MILESTONES & ACCOMPLISHMENTS

CH Energy Group, Inc.

December | **B2E program in 2011**

- 84 projects implemented
  → $4 million annualized benefits

Quality measures in 2011 | **Achieved all PSC service quality measures and exceeded prior-year's performance for most measures**

- Consistent with continuous improvement culture

GRIFFITH ENERGY SERVICES

CH Energy Group, Inc.

Difficult year in 2011

- Rising oil prices: up more than 30%
- Warmer-than-normal weather
- Continued weak economy
- EPS down slightly: $.10 in 2011 vs. $.11 in 2010
- Several attractive tuck-in acquisitions expected to bolster 2012 EPS

STORM RESPONSE

CH Energy Group, Inc.

Most challenging weather year in our 110-year history



storm costs (in millions)
$35
$30
$25
$20
$15
$10
$5
0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Historical storm costs, 2001-2011

STORM RESPONSE

Winter ice storms

- Gas outages in Kingston and Newburgh
- Electrical outages in northeastern Dutchess County



CH Energy Group, Inc.

STORM RESPONSE

Irene (late August)

CH Energy Group, Inc.

- Interruptions to 180,000 customers in total (about 60%)
- 2nd worst storm in Company history
- Gas system affected (undermining of pipelines due to flooding)



STORM RESPONSE

Snow*Fall (late October)

- Interruptions to 156,000 customers in total (about 52%)
- 3rd worst storm in Company history



STORM RESPONSE

Outage summary, by hour



Peak outage: 147,958
8 a.m. 10/30
More than
50% restored
10 p.m. 10/31
90% restored
5 p.m. 11/2
160,000
120,000
80,000
40,000
0
Oct. 30
Oct. 31
Nov. 1
Nov. 2
Nov. 3
Nov. 4

STORM RESPONSE

CH Energy Group, Inc.

Restoration comparison of our major storms



160,000
120,000
80,000
40,000
0
customers affected
24
70
116
162
208
hours without power
Twin Peaks
Irene
Snow*Fall

STORM RESPONSE

Expertise

CH Energy Group, Inc.

- Received EEI Emergency Recovery Award in March 2012 for Snow*Fall (2nd year in a row!)
- Have distinguished ourselves in emergency response:

PLANNING	SAFETY	LOGISTICS
PRODUCTIVITY		COMMUNICATION

FORTIS TRANSACTION

CH Energy Group, Inc.

- CH Energy Group to be acquired by Fortis Inc.
- Proxy statement will detail the considerations and rationale behind the Board's decision - will be mailed around May 11
- Special meeting of shareholders tentatively scheduled for June 19
- Today: a high-level overview

FORTIS TRANSACTION

Who is Fortis?

CH Energy Group, Inc.

- Fortis is the largest publicly traded utility company in Canada, serving 2 million customers
- Fortis is a utility company, committed to the regulated utility business, and has a strong track record of serving its shareholders and customers very well

FORTIS TRANSACTION

CH Energy Group, Inc.



Alberta
Manitoba
Saskatchewan
British Columbia
Newfoundland
Prince Edward Island
Ontario
New Brunswick
Nova Scotia
New York State
Turks and Caicos Islands
Grand Cayman
Belize
Who is Fortis?
Regulated Gas
Regulated Electric
Fortis Generation
Fortis Properties

FORTIS TRANSACTION

Who is Fortis?

CH Energy Group, Inc.

- Fortis employs a federation business model, with substantial autonomy at the subsidiary level
- Fortis believes that success in the utility business depends on local relationships with customers, regulators and elected officials, combined with local decision-making to serve local needs
- A conservative company, with a strong balance sheet and an A credit rating

FORTIS TRANSACTION

Who is Fortis?

CH Energy Group, Inc.

- A company that wants to invest and grow in the regulated utility industry

FORTIS INC.

FORTIS TRANSACTION

CH Energy Group, Inc.

Why did our Board support this transaction?

$65 per share IN CASH

Compelling value for shareholders

- 21.9 times 2011 trailing EPS
  Near top of range of comparable transactions
- 9.5% premium to all-time-high closing price
  Near top of range of comparable transactions

FORTIS TRANSACTION

Why did our Board support this transaction?

Projected multiples (1 year forward) vs. range of comparable transactions

EPS RANGE: 11.9-19.8 x



20
18
16
14
12
10
8
6
4
2
0

Fortis proposal: 19.3 x

EBITDA RANGE: 6.3-9.2 x



10
9
8
7
6
5
4
3
2
1
0

Fortis proposal: 9.1 x

FORTIS TRANSACTION

CH Energy Group, Inc.

Why did our Board support this transaction?

- $65-per-share cash offer locks in premium value at today's peak multiples for our shareholders
- While performance has been strong, the transaction avoids downside risks from:

RISING INTEREST RATES

INCREASES IN DIVIDEND TAX RATES

CHANGES IN MARKET PREFERENCE CYCLES
Utility P/E ratios vs. S&P 500

FORTIS TRANSACTION

CH Energy Group, Inc.

Other benefits

- We also considered other constituencies:
  Customers, employees, communities
- Fortis has a track record of responsible corporate behavior and stewardship
- Commitment to public and employee safety
- Commitment to satisfying customers

FORTIS TRANSACTION
Other benefits

CH Energy Group, Inc.

- Commitment to employee development and engagement
- Commitment to communities they serve

FORTIS TRANSACTION

CH Energy Group, Inc.

Next steps

Shareholder approval schedule (still tentative)

- **Proxy statement:** May 11
- **Special meeting of shareholders:** June 19

Pursue required regulatory approvals

- FERC
- FTC - Hart Scott Rodino Act
- Committee on Foreign Investment
- NY PSC

FORTIS TRANSACTION

Next steps

- Once all approvals are received, closing can occur

BEST ESTIMATE OF CLOSING DATE

1st QUARTER OF 2013*

***Could change**

SUMMARY

CH Energy Group, Inc.

2011 was a year to remember

- Met great challenges
- Made great strategic progress
- Executed our plans very effectively
- Received industry-wide recognition
- Earnings up, risk down
- Dividend increased
- Share price strong
- Strong position of company resulted in a compelling acquisition proposal
- Poised to lock in premium value at very attractive valuation/multiples

SUMMARY

CH Energy Group, Inc.

What's next

- Special meeting to be held soon to approve Fortis transaction
- Board unanimously recommends approval
- Please be sure to vote

THANK YOU

ANNUAL MEETING OF SHAREHOLDERS

CH Energy Group, Inc.



CH Energy Group, Inc.

Non-GAAP reconciliation of core EPS

	Year ended Dec. 31, 2011	2010	2009	2008
Total CH Energy Group Consolidated Adjusted Earnings Per Share (Non-GAAP)	$3.15	$2.78	$2.40	$2.28
Significant Events				
Deferral of prior year bad debt write-offs	-	(0.12)	0.10	0.02
Severe storms and unseasonal temperatures	0.34	0.02	(0.11)	0.14
Energy efficiency incentive revenue	(0.11)	-	-	-
Six months of share accretion	(0.09)	-	-	-
Renewable energy investment operations	-	0.03	(0.08)	(0.10)
Pre-payment penalty on early retirement of debt following 2011 divesture	0.11	-	-	-
Net gains on investments	(0.19)	-	(0.32)	-
Impairments	0.14	0.52	0.05	-
Income taxes related to deductions for prior periods	(0.02)	(0.11)	-	-
Total CH Energy Group Consolidated Earnings Per Share, as reported	$2.97	$2.44	$2.76	$2.22